SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest reported): April 8, 2004

                               Twin Ventures, Ltd.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                333-105008                        87-0700927
         (Commission File Number)      (IRS Employer Identification No.)

                            6418 NE Agate Beach Lane
                    Bainbridge Island, Washington 98110-1000
               (Address of Principal Executive Offices)(Zip Code)


                                 (206)842-2026
              (Registrant's Telephone Number, Including Area Code)



       (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant

On April 8, 2004, Mr. David Deering, the Company's sole officer and a member of the Board of Directors since its inception, tendered his resignation as a member of the Board of Directors and as the sole officer of the Company. The other members of the Board of Directors remain in their positions. Mr. Deering resigned his positions with the Company due to his inability to continue to dedicate sufficient time to the Company's business operations due to personal and other professional commitments. Concurrent with his resignation as an officer and director of the Company, Mr. Deering returned 18,000,000 common shares owned by him to treasury in consideration for the payment to him of $20,000 by the Company. Mr. Graeme F. Scott was appointed to the positions of President, Chief Executive Officer, Chief Financial Officer and as a member of the Board of Directors of the Company. As consideration for his acceptance of these positions, Mr. Deering transferred the additional 2,000,000 common shares held by him to Mr. Scott. Upon cancellation of the 18,000,000 shares, the total issued and outstanding common of the Company will be reduced to 9,257,000 common shares.

Mr. Scott is a professional geologist with over 20 years experience in the mineral science and mining industry. During this time Mr. Scott has conducted and managed mineral exploration and development projects for precious and base metals, diamonds and industrial minerals throughout the Americas. He is a graduate from the University of Western Ontario with a Bachelor of Science degree in geology. Mr. Scott is also a member of the Prospectors and Developers Association of Canada, is a managing director of Markland Resources and Development Inc., operating manager of James Bay Energy Inc. and a director of La Fosse Platinum Inc.

Mr. Scott will assist the Company in the supervision and management of the recommended geological work program on the company's Lillooet Lake property and in the identification and acquisition of other properties with mineral exploration potential.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock on April 8, 2004, by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company,
(iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

                                NAME OF              SHARES OF       PERCENT OF
TITLE OF CLASS                  BENEFICIAL OWNER     COMMON STOCK    CLASS
--------------------------------------------------------------------------------
5% STOCKHOLDERS

Common Stock                    Graeme F. Scott       2,000,000       21.61%
Common Stock                    Brian Bissett         2,000,000       21.61%
Common Stock                    Andrew Norins         2,000,000       21.61%

DIRECTORS AND NAMED EXECUTIVE
OFFICERS

Common Stock                    Graeme F. Scott       2,000,000       21.61%
                                President, CEO, CFO
                                and Director

Common Stock                    Brian Bissett         2,000,000       21.61%
                                Director

Common Stock                    Andrew Norins         2,000,000       21.61%
                                Director

DIRECTORS AND                                         6,000,000       64.82%
OFFICERS AS A
GROUP

Item 7. Financial Statements and Exhibits.

(a)  Financial statements of business acquired:

     None

(b)  Pro forma financial information

     None

(c)  Exhibits

Number              Exhibit

10.1                Press Release

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TWIN VENTURES, LTD

                                       By:   /s/  Grame  F. Scott
                                             --------------------
                                                  Graeme F. Scott
                                                  President

April 13, 2004